Investors (FY)	12 Months Ended
Sep. 30, 2019
OneWater LLC [Member]
Investors [Abstract]
Investors
4	Investors

On October 28, 2016, the Company entered into equity and debt terms with Goldman Sachs & Co. (GS) and OWM BIP Investor, LLC (BIP). The Company issued 68,000 shares of preferred units, in its wholly owned subsidiary OWAO, in exchange for $67.0 million in cash consideration. Additionally, the Company issued 25,000 OneWater LLC common unit warrants in exchange for $1.0 million in cash consideration. The proceeds were used to repay $20.4 million in outstanding notes payable, $2.2 million in line of credit borrowings, $1.0 million in related party payables and $41.3 million in equity distributions to the members of the Company, net of $1.5 million in satisfaction of a related party advance. In completing the transaction, the Company incurred costs related to the equity syndication of $2.1 million and debt issuance costs of $0.9 million. The remaining funds were held by the Company for working capital use.

As part of the transaction the Company entered into a $20.0 million multi-draw term loan. The loans are subject to an applicable interest rate of 10.0% per annum. The multi-draw term loan shall be repaid in equal consecutive quarterly payments in the annual amount equal to 5.0% of the aggregate principal amount outstanding immediately prior to December 31, 2019. The loans mature on October 28, 2021 and the full principal and loan balance is due in full on that date. The combined loan is subject to an excess cash flow provision in which the loan amount shall be paid down by the excess cash flow starting for the fiscal year ending September 30, 2017. The loan is collateralized by all real, personal and mixed property (including capital units) of the Company.

On February 1, 2018, the Company expanded the multi-draw term loan with GS and BIP. The maximum available under the facility was increased from $20.0 million to $50.0 million. The applicable interest rate, maturity, terms, conditions and covenants were unchanged.

On May 1, 2019, the Company expanded the multi-draw term loan with GS and BIP. The maximum available under the facility was increased from $50.0 million to $60.0 million. The applicable interest rate, maturity, terms, conditions and covenants were unchanged.

Under the agreement, the Company is required to be in compliance with various financial covenants. The Company was in compliance with these covenants as of September 30, 2019 and 2018.